Exhibit 4.1

COMMON STOCK COMMON STOCK

SEE REVERSE FOR CERTAIN

DEFINITIONS AND LEGENDS

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

CUSIP 69404D 10 8

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 EACH, OF

transferable on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

BY:

PB 001

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants in entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT ACT- (Cust) Custodian (Minor)

under Uniform Gifts to Minors

Act (State)

UNIF TRF Min ACT- (Cust) Custodian (until age)

(Minor) under Uniform Transfers

to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of within named Corporation with full power of substitution in the premises.

Dated

Notice:

The signature(s) to this Assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockholders, savings and loan association and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C Rule 17 Act.